Exhibit 4.1

JOINDER AGREEMENT NO. 1

JOINDER AGREEMENT No. 1, dated as of October 22, 2012 (this “Agreement”), by and among each of the financial institutions listed as a “Replacement-2012 Revolving Credit Lender” on Schedule A hereto (each, a “Replacement-2012 Revolving Credit Lender” and, collectively with their respective successors and assigns in such capacity, the “Replacement-2012 Revolving Credit Lenders”), HCA INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent, and the other parties listed on the signature pages hereto.

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of May 4, 2011 (as amended on April 25, 2012 (the “Existing Credit Agreement”), and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, HCA UK Capital Limited (the “European Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), the Lenders party thereto, Bank of America, N. A., as Administrative Agent and Collateral Agent and the other parties named therein (capitalized terms used but not defined herein having the respective meanings provided in the Credit Agreement);

WHEREAS, the Credit Agreement provides that the Borrowers may, subject to the terms and conditions set forth therein, establish New Revolving Credit Commitments (including Replacement Revolving Credit Commitments) by, among other things, entering into one or more Joinder Agreements with New Revolving Loan Lenders; and

WHEREAS, the Company and the Replacement-2012 Revolving Credit Lenders wish to establish a new Replacement Revolving Credit Series of Replacement Revolving Credit Commitments in accordance with the Credit Agreement and on the terms set forth herein to replace in full the Revolving Credit Commitments;

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.	Establishment of Replacement-2012 Revolving Credit Facility.

(a) Subject to the satisfaction of the conditions set forth in Section 2 of this Agreement, there is hereby established, effective as of the Replacement-2012 Revolving Credit Commitment Effective Date (as defined below), a Replacement Revolving Credit Series of Replacement Revolving Credit Commitments under the Credit Agreement which shall be designated as the “Replacement-2012 Revolving Credit Commitments.” The amount of the Replacement-2012 Revolving Credit Commitment of each Replacement-2012 Revolving Credit Lender shall be the amount set forth on Schedule A hereto opposite such Replacement-2012 Revolving Credit Lender’s name.

(b) Subject to the satisfaction of the conditions set forth in Section 2 of this Agreement, the Replacement-2012 Revolving Credit Commitments shall become effective and available on a fully revolving basis during the period (the “Replacement-2012 Revolving Commitment Period”) from and including the Replacement-2012 Revolving Credit Commitment Effective Date until November 17, 2016 or, if such day is not a Business Day, the next preceding Business Day (the “Replacement-2012 Revolving Credit Maturity Date”). During the Replacement-2012 Revolving Commitment Period, subject to the applicable terms and conditions of the Credit Agreement as contemplated by the following paragraph (c) of this Section 1 of this Agreement and the terms of the Credit Agreement, the Company may utilize the Replacement-2012 Revolving Credit Commitments (i) by borrowing a loan or loans thereunder denominated in Dollars or one or more Alternative Currencies (any such loan a “Replacement-2012 Revolving Loan”), (ii) by borrowing Swingline Loans from the Swingline Lender or (iii) through the issuance or renewal of Letters of Credit by any Letter of Credit Issuer. The Replacement-2012 Revolving Credit Commitments and the extensions of credit thereunder are collectively referred to as the “Replacement-2012 Revolving Credit Facility.”

(c) Subject to clauses (i) through (vi) of the proviso to this paragraph (c) below, the terms and conditions applicable to the Replacement-2012 Revolving Credit Facility and of the Replacement-2012 Revolving Credit Commitments, Replacement-2012 Revolving Loans and participations of Replacement-2012 Revolving Credit Lenders in Swingline Loans and Letters of Credit (including, without limitation, the procedures for and limitations applicable to borrowings, repayments and prepayments, funding of risk participations, termination and reduction of commitments, payments of interest, fees, expenses, voting and other amounts and assignments) shall be identical to the provisions of the Credit Agreement applicable to the Revolving Credit Facility and the Revolving Credit Commitments, Revolving Credit Loans and participations of Revolving Credit Lenders in Swingline Loans and Letters of Credit, respectively, and, with respect to matters arising following the Replacement-2012 Revolving Credit Commitment Effective Date, references in the Credit Agreement and the other Credit Documents to “Revolving Credit Commitment,” “Revolving Credit Facility,” “Revolving Credit Loan,” “Revolving Credit Lender”, “Revolving Credit Maturity Date”, “Revolving Credit Commitment Percentage”, “Revolving Credit Exposure” and “Revolving Credit Termination Date” shall apply to the rights and obligations of the Credit Parties and the Replacement-2012 Revolving Credit Lenders under the Replacement-2012 Revolving Credit Facility as though such terms referred to the “Replacement-2012 Revolving Credit Commitments,” the “Replacement-2012 Revolving Credit Facility,” the “Replacement-2012 Revolving Loans,” the “Replacement-2012 Revolving Credit Lenders,” the “Replacement-2012 Revolving Credit Maturity Date,” the “ Replacement-2012 Revolving Credit Commitment Percentage,” the “Replacement-2012 Revolving Credit Exposure,” and the “Replacement-2012 Revolving Credit Termination Date”; provided that:

(i) The following definitions shall apply to the Replacement-2012 Revolving Credit Facility in lieu of the definitions contained in the Credit Agreement that would otherwise be applicable thereto by virtue of the deemed applicability to the Replacement-2012 Revolving Credit Facility (and related defined terms) of references to the Revolving Credit Facility (and related defined terms) pursuant to paragraph (b) above:

“Level I Status” shall mean, on any date, the circumstance that the Consolidated Total Debt to Consolidated EBITDA Ratio is greater than or equal to 6.00 to 1.00 as of such date.

“Level II Status” shall mean, on any date, the circumstance that Level I Status does not exist and the Consolidated Total Debt to Consolidated EBITDA Ratio is greater than or equal to 5.50 to 1.00 as of such date.

“Level III Status” shall mean, on any date, the circumstance that neither Level I Status nor Level II Status exists and the Consolidated Total Debt to Consolidated EBITDA Ratio is greater than or equal to 5.00 to 1.00 as of such date.

“Level IV Status” shall mean, on any date, the circumstance that none of Level I Status, Level II Status and Level III Status exists and the Consolidated Total Debt to Consolidated EBITDA Ratio is greater than or equal to 4.50 to 1.00 as of such date.

“Level V Status” shall mean, on any date, the circumstance that the Consolidated Total Debt to Consolidated EBITDA Ratio is less than 4.50 to 1.00 as of such date.

(ii) The “Applicable ABR Margin” for purposes of the Replacement-2012 Revolving Credit Facility (including Replacement-2012 Revolving Loans and Swingline Loans thereunder) shall mean at any date, with respect to each ABR Loan that is a Replacement-2012 Revolving Loan or Swingline Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable ABR Margin for Replacement-2012 Revolving Loans and Swingline Loans
Level I Status	1.50%
Level II Status	1.25%
Level III Status	1.00%
Level IV Status	0.75%
Level V Status	0.50%

(iii) The “Applicable LIBOR Margin” for purposes of the Replacement-2012 Revolving Credit Facility (including Replacement-2012 Revolving Loans thereunder) shall mean at any date, with respect to each LIBOR Loan that is a Replacement-2012 Revolving Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable LIBOR Margin for Replacement-2012 Revolving Loans
Level I Status	2.50%
Level II Status	2.25%
Level III Status	2.00%
Level IV Status	1.75%
Level V Status	1.50%

(iv) The “Commitment Fee Rate” for purposes of the Replacement-2012 Revolving Credit Facility shall mean, with respect to the Available Commitment on any day, the rate per annum set forth below opposite the Status in effect on such day:

Status	Commitment Fee Rate
Level I Status	0.50%
Level II Status	0.50%
Level III Status	0.375%
Level IV Status	0.375%
Level V Status	0.375%

(v) The Replacement-2012 Revolving Credit Facility shall become effective and be available during the Replacement-2012 Revolving Commitment Period and Commitment Fees shall commence accruing on the Available Commitment under the Replacement-2012 Revolving Credit Facility on the Replacement-2012 Revolving Credit Commitment Effective Date.

(vi) Subject to the satisfaction of the conditions set forth in Section 2 of this Agreement, the Company may designate any Letters of Credit outstanding under the Revolving Credit Facility immediately prior to the Replacement-2012 Revolving Credit Commitment Effective Date to automatically be deemed to be issued and outstanding under the Replacement-2012 Revolving Credit Facility from and after the Replacement-2012 Revolving Credit Commitment Effective Date.

2.	Effectiveness of Replacement-2012 Revolving Credit Commitments. The Replacement-2012 Revolving Credit Commitments shall become effective, on the first date (the “Replacement-2012 Revolving Credit Commitment Effective Date”) on which each of the following conditions has been satisfied:

(a)	the Administrative Agent shall have received executed signature pages to this Agreement from each of the Replacement-2012 Revolving Credit Lenders, the Swingline Lender, each Letter of Credit Issuer and each Credit Party;

(b)	the Company shall have terminated in full the Revolving Credit Commitments of each of the Replacement-2012 Revolving Credit Lenders party hereto in accordance with Section 4.2 of the Credit Agreement;

(c)	the conditions to each credit extension set forth in Section 7.1 of the Credit Agreement shall be satisfied on such date and the Administrative Agent shall have received a certificate of a responsible officer of the Company stating that such conditions have been satisfied;

(d)

the Administrative Agent shall have received with respect to each Mortgaged Property subject to a Mortgage by any U.S. Credit Party, a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with (y) a notice about special flood hazard area status and flood disaster assistance duly executed by the Company and each U.S. Credit Party relating thereto and (z) evidence of insurance with respect to the Mortgaged Properties in form and substance reasonably satisfactory to the Administrative Agent); and

(e)	the Administrative Agent shall have received from the Company an opinion of counsel from Simpson Thacher & Bartlett LLP reasonably acceptable to the Administrative Agent covering customary matters with respect to this Agreement.

3.	Acknowledgements. Each Replacement-2012 Revolving Credit Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Replacement-2012 Revolving Credit Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Replacement-2012 Revolving Credit Lender.

4.	Credit Agreement Governs. Except as otherwise set forth in this Agreement, the Replacement-2012 Revolving Credit Facility shall otherwise be subject to the applicable provisions of the Credit Agreement and the other Credit Documents (after giving effect to the deemed applicability to such Replacement-2012 Revolving Credit Facility (and related defined terms) of references to the Revolving Credit Facility (and related defined terms) pursuant to Section 2(b) above). Each Replacement-2012 Revolving Credit Lender acknowledges its receipt of a copy of, agrees to be bound by the terms of, the Loss Sharing Agreement, dated as of November 17, 2006, by and among the Lenders and the Administrative Agent, to the same extent as though it were an original signatory thereto.

5.	Borrowers’ Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and such Borrower hereby certifies that:

(i)	The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and

(ii)	No event has occurred and is continuing or would result from the consummation of the proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default.

6.	Tax Forms. Each Replacement-2012 Revolving Credit Lender that is not a Lender under the Credit Agreement hereby agrees to deliver herewith to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Replacement-2012 Revolving Credit Lender may be required to deliver to the Administrative Agent pursuant to Section 5.4(d) and/or Section 5.4(e) of the Credit Agreement.

7.	Recordation of the Replacement Revolving Credit Facility. On the Replacement-2012 Revolving Credit Commitment Effective Date, the Administrative Agent will make such recordings and other modifications or updates to the Register as are necessary to give effect to and to reflect the Replacement-2012 Revolving Credit Facility and the existence and respective holders of the Replacement-2012 Revolving Commitments thereunder as of such date as provided for herein.

8.	Post-Effectiveness Covenant. Within 90 days after the Replacement-2012 Revolving Credit Commitment Effective Date, the Administrative Agent shall have received:

(i)	amendments to each Mortgage to which a U.S. Credit Party is then party (except to the extent the Administrative Agent determines such amendment is not required) for purposes of providing the benefit of the security interest of such Mortgage for the benefit of the Replacement-2012 Revolving Credit Lenders on substantially the same basis as is provided under the U.S. Security Agreement and U.S. Pledge Agreement (and with such other changes as are reasonably acceptable to the Collateral Agent and the Company);

(ii)	executed legal opinions, in form and substance reasonably satisfactory to the Administrative Agent, with respect to such amended Mortgages; and

(iii)	with respect to each amended Mortgage, a date-down or modification endorsement to the policy or policies of title insurance insuring the Lien of each Mortgage, issued by a nationally recognized title insurance company insuring the Lien of each amended Mortgage as a valid Lien on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 10.2 of the Credit Agreement or consented to by the Administrative Agent, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request having the effect of a valid, issued and binding title insurance policy.

9.	Amendment, Modification and Waiver. Except as contemplated by Section 7, this Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

10.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

11.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

13.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Consented to by:

BANK OF AMERICA, N.A., as Administrative Agent, Letter of Credit Issuer and Swingline Lender

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

BANK OF AMERICA, N.A.

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

Notice Address: 100 N. Tryon Street, Chartlotte, NC Attention: David Strickert Telephone: 980.386.3798 Facsimile: 704.719.8949

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 19, 2012.

Citicorp North America, Inc.

By:	/s/ Laura Fogarty
Name:	Laura Fogarty
Title:	Vice President

Notice Address: 388 Greenwich Street, 32nd Floor New York, New York 10013 Attention: Laura Fogarty Telephone: 212-816-2197 Facsimile: 646-862-8137

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

Notice Address: 383 Madison Avenue, Floor 24, New York, NY 10179
Attention: Vanessa Chiu
Telephone: 212-622-6015
Facsimile: 212-270-3279

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 18, 2012.

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

Notice Address:
745 Seventh Avenue
New York, NY 10019
Attention: Vanessa A. Kurbatskiy
Telephone: #212-526-2799
Facsimile: #212-526-5115

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Vice President

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

Notice Address: 11 Madison Ave.
Attention: Ari Bruger
Telephone: 212-538-5577
Facsimile: 646-935-8075

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 19, 2012.

Deutsche Bank AG New York Branch

By:	/s/ Valerie Shapiro
Name:	Valerie Shapiro
Title:	Director

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Director

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 19, 2012.

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Notice Address:
Michelle Latzoni c/o Goldman, Sachs & Co.
30 Hudson Street, 5th Floor
Jersey City, NJ 07302

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 17, 2012.

Morgan Stanley Bank, N.A.

By:	/s/ Kelly Chin
Name:	Kelly Chin
Title:	Authorized Signatory

Notice Address: 1300 Thames Street, Thames
Street Wharf, 4th Floor
Baltimore, MD, 21231
Attention: Edward Henley
Telephone: 443-627-4326

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 17, 2012.

Morgan Stanley Senior Funding, Inc.

By:	/s/ Kelly Chin
Name:	Kelly Chin
Title:	Authorized Signatory

Notice Address: 1300 Thames Street, Thames
Street Wharf, 4th Floor
Baltimore, MD, 21231
Attention: Edward Henley
Telephone: 443-627-4326

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrea S Chen
Name:	Andrea S Chen
Title:	Director

Notice Address: 301 S College St, 15th Floor, Charlotte NC 28202
Attention: Alan Gardner
Telephone: 704-715-8594
Facsimile: 704-383-7992

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ David Urban
Name:	David Urban
Title:	Associate Director

Notice Address: 677 Washington Blvd. Stamford, CT 06901
Attention: BPS Loan Administration
Telephone: (203) 719 - 4330
Facsimile: (203) 719 - 3390

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 18, 2012.

Mizuho Corporate Bank, Ltd.

By:	/s/ William Getz
Name:	William Getz
Title:	General Managerr

Notice Address: 1251 Ave. of the Americas, NY, NY 10020
Attention: John Ruotolo
Telephone: 212-282-4215
Facsimile: 212-282-9075

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 19, 2012.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ David Christiansen
Name:	David Christiansen
Title:	Director

By:	/s/ John Bosco
Name:	John Bosco
Title:	Vice President

Notice Address: Credit Agricole Corporate and Investment Bank, 1301 Avenue of the Americas, New York, NY, 10019 Attention: Dawn Evans Telephone: 732-590-7718 Facsimile: 917-849-5464

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 19, 2012.

SUMITOMO MITSUI BANKING CORPORATION,

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Notice Address: 277 Park Avenue, NY, NY 10172 Attention: Shuji Yabe Telephone: 212-224-4067 Facsimile: 212-224-4384

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

ROYAL BANK OF CANADA

By:	/s/ Sharon M. Liss
Name:	SHARON M. LISS
Title:	AUTHORIZED SIGNATORY

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 19, 2012.

SUNTRUST BANK

By:	/s/ E Greene
Name:	Elizabeth Greene
Title:	Director

Notice Address: 3333 Peachtree Road, NE
7th Floor
Atlanta, GA 30326
Attention: Mary Beth Coke Telephone: (404) 926-5066 Facsimile: (404) 926-5173

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

REGIONS BANK

By:	/s/ Helen C. Hartz
Name:	Helen C. Hartz
Title:	Vice President

Notice Address: 315 Deaderick Street Nashville, TN 37238 Attention: Healthcare – 7th Floor Telephone: 615.770.4034 Facsimile: 615.748.8480

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

Fifth Third Bank

By:	/s/ William D. Priester
Name:	William D. Priester
Title:	Senior Vice President

Notice Address: 424 Church Street, Suite 500,
Nashville, TN 37219
Attention: William D. Priester Telephone: 615-687-3136 Facsimile: 615-687-3067

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 22, 2012.

THE NORTHERN TRUST COMPANY

By:	/s/ Peter J. Hallan
Name:	Peter J. Hallan
Title:	Vice President

Notice Address: 50 S. LaSalle Street, M-27; Chicago, IL 60603 Attention: Peter Hallan Telephone: 312-444-2434 Facsimile: 312-557-1425

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of October 19, 2012.

The Bank of Tokyo-Mitsubishi UFJ, LTD.

By:	/s/ Scott O’Connell
Name:	Scott O’Connell
Title:	Vice President

Notice Address: 1251 Ave of the Americas, NY, NY 10020 Attention: Dolores Ruland, Loan Operations Telephone: (212) 413-8629 Facsimile: (212) 521-8920

[Signature Page to Joinder Agreement No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HCA INC.

By:	/s/ David G. Anderson
Name:	David G. Anderson
Title:	Senior Vice President – Finance and Treasurer

HCA UK CAPITAL LIMITED

By:	/s/ Michael Neeb
Name:	Michael Neeb
Title:	Director

Each of the U.S. GUARANTORS listed on Schedule II hereto

By:	/s/ Donald W. Stinnett
Name:	Donald W. Stinnett
Title:	Senior Vice President

[Signature Page to Joinder Agreement No. 1]

EXECUTED by	)
HCA UK HOLDINGS LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
HCA UK CAPITAL LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
HCA UK SERVICES LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
HCA INTERNATIONAL	)
HOLDINGS LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
HCA UK INVESTMENTS	)
LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

[Signature Page to Joinder Agreement No. 1]

EXECUTED by	)
THE HARLEY STREET	)
CANCER CLINIC LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
HCA INTERNATIONAL	)
LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
HCA UK LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
ST MARTINS LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
ST MARTINS HEALTHCARE	)
LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

EXECUTED by	)
HCA STAFFING LIMITED	)	Director	/s/ Michael Neeb
acting by	)
	)	Witness:	/s/ Angela Neeb
as a European Guarantor	)

[Signature Page to Joinder Agreement No. 1]

EXECUTED by	)
LA TOUR FINANCE LIMITED PARTNERSHIP	)
acting by	)
HCA SWITZERLAND HOLDING SARL, general partner acting by

/s/ John M. Frank
John M. Frank II, Manager acting under the authority of the company

[Signature Page to Joinder Agreement No. 1]

SCHEDULE II

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
American Medicorp Development Co.
Bay Hospital, Inc.
Brigham City Community Hospital, Inc.
Brookwood Medical Center of Gulfport, Inc.
Capital Division, Inc.
Centerpoint Medical Center of Independence, LLC
Central Florida Regional Hospital, Inc.
Central Shared Services, LLC
Central Tennessee Hospital Corporation
CHCA Bayshore, L.P.	*
CHCA Conroe, L.P.	*
CHCA Mainland, L.P.	*
CHCA West Houston, L.P.	*
CHCA Woman’s Hospital, L.P.	*
Chippenham & Johnston-Willis Hospitals, Inc.
Colorado Health Systems, Inc.
Columbia ASC Management, L.P.	*
Columbia Jacksonville Healthcare System, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Medical Center of Arlington Subsidiary, L.P.	*
Columbia Medical Center of Denton Subsidiary, L.P.	*
Columbia Medical Center of Las Colinas, Inc.
Columbia Medical Center of Lewisville Subsidiary, L.P.	*
Columbia Medical Center of McKinney Subsidiary, L.P.	*
Columbia Medical Center of Plano Subsidiary, L.P.	*
Columbia North Hills Hospital Subsidiary, L.P.	*
Columbia Ogden Medical Center, Inc.
Columbia Parkersburg Healthcare System, LLC
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	*
Columbia Polk General Hospital, Inc.
Columbia Rio Grande Healthcare, L.P.	*
Columbia Riverside, Inc.
Columbia Valley Healthcare System, L.P.	*
Columbia/Alleghany Regional Hospital, Incorporated
Columbia/HCA John Randolph, Inc.
Columbine Psychiatric Center, Inc.
Columbus Cardiology, Inc.
Conroe Hospital Corporation
Dallas/Ft. Worth Physician, LLC

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
Dauterive Hospital Corporation
Dublin Community Hospital, LLC
Eastern Idaho Health Services, Inc.
Edward White Hospital, Inc.
El Paso Surgicenter, Inc.
Encino Hospital Corporation, Inc.
EP Health, LLC
Fairview Park GP, LLC
Fairview Park, Limited Partnership	*
Frankfort Hospital, Inc.
Galen Property, LLC
Good Samaritan Hospital, L.P.	*
Goppert-Trinity Family Care, LLC
GPCH-GP, Inc.
Grand Strand Regional Medical Center, LLC
Green Oaks Hospital Subsidiary, L.P.	*
Greenview Hospital, Inc.
HCA - IT&S Field Operations, Inc.
HCA - IT&S Inventory Management, Inc.
HCA Central Group, Inc.
HCA Health Services of Florida, Inc.
HCA Health Services of Louisiana, Inc.
HCA Health Services of Oklahoma, Inc.
HCA Health Services of Tennessee, Inc.
HCA Health Services of Virginia, Inc.
HCA-HealthONE LLC
HCA Management Services, L.P.	*
HCA Realty, Inc.
HD&S Corp. Successor, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
Hendersonville Hospital Corporation
Hospital Corporation of Tennessee
Hospital Corporation of Utah
Hospital Development Properties, Inc.
HPG Enterprises, LLC
HSS Holdco, LLC
HSS Systems, LLC
HSS Virginia, L.P.	*
HTI MOB, LLC		*
HTI Memorial Hospital Corporation

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
Integrated Regional Lab, LLC
Integrated Regional Laboratories, LLP	*
JFK Medical Center Limited Partnership	*
KPH-Consolidation, Inc.
Lakeland Medical Center, LLC
Lakeview Medical Center, LLC
Largo Medical Center, Inc.
Las Vegas Surgicare, Inc.
Lawnwood Medical Center, Inc.
Lewis-Gale Hospital, Incorporated
Lewis-Gale Medical Center, LLC
Lewis-Gale Physicians, LLC
Lone Peak Hospital, Inc.
Los Robles Regional Medical Center
Management Services Holdings, Inc.
Marietta Surgical Center, Inc.
Marion Community Hospital, Inc.
MCA Investment Company
Medical Centers of Oklahoma, LLC
Medical Office Buildings of Kansas, LLC
Memorial Healthcare Group, Inc.
Midwest Division - ACH, LLC
Midwest Division - LRHC, LLC
Midwest Division - LSH, LLC
Midwest Division - MCI, LLC
Midwest Division - MMC, LLC
Midwest Division - OPRMC, LLC
Midwest Division - PFC, LLC
Midwest Division - RBH, LLC
Midwest Division - RMC, LLC
Midwest Division - RPC, LLC
Midwest Holdings, Inc.
Montgomery Regional Hospital, Inc.
Mountain View Hospital, Inc.
Nashville Shared Services General Partnership	*
National Patient Account Services, Inc.
New Port Richey Hospital, Inc.
New Rose Holding Company, Inc.
North Florida Immediate Care Center, Inc.
North Florida Regional Medical Center, Inc.
Northern Utah Healthcare Corporation

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
Northern Virginia Community Hospital, LLC
Northlake Medical Center, LLC
Notami Hospitals of Louisiana, Inc.
Notami Hospitals, LLC
Okaloosa Hospital, Inc.
Okeechobee Hospital, Inc.
Outpatient Cardiovascular Center of Central Florida, LLC
Palms West Hospital Limited Partnership	*
Palmyra Park Hospital, LLC
Parallon Business Solutions, LLC
Parallon Credentialing Solutions, LLC
Parallon Enterprises, LLC
Parallon Health Information Solutions, LLC
Parallon Holdings, LLC
Parallon Payroll Solutions, LLC
Parallon Physician Services, LLC
Parallon Workforce Management Solutions, LLC
Pasadena Bayshore Hospital, Inc.
Plantation General Hospital, L.P.	*
Pulaski Community Hospital, Inc.
Redmond Park Hospital, LLC
Redmond Physician Practice Company
Regional Health System of Acadiana, LLC, The
Reston Hospital Center, LLC
Retreat Hospital, LLC
Rio Grande Regional Hospital, Inc.
Riverside Healthcare System, L.P.	*
Riverside Hospital, Inc.
Samaritan, LLC
San Jose Healthcare System, LP	*
San Jose Hospital, L.P.	*
San Jose Medical Center, LLC
San Jose, LLC
Sarasota Doctors Hospital, Inc.
SJMC, LLC
Southern Hills Medical Center, LLC
Spalding Rehabilitation L.L.C.
Spotsylvania Medical Center, Inc.
Spring Branch Medical Center, Inc.
Spring Hill Hospital, Inc.
Sun City Hospital, Inc.

U.S. Guarantor	By its General Partner	By its Sole Member	By the General Partner of its Sole Member
Sunrise Mountainview Hospital, Inc.
Surgicare of Brandon, Inc.
Surgicare of Florida, Inc.
Surgicare of Houston Women’s, Inc.
Surgicare of Manatee, Inc.
Surgicare of New Port Richey, Inc.
Surgicare of Palms West, LLC
Surgicare of Riverside, LLC			*
Tallahassee Medical Center, Inc.
TCMC Madison-Portland, Inc.
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute MOB, L.P.	*
Terre Haute Regional Hospital, L.P.	*
Timpanogos Regional Medical Services, Inc.
Trident Medical Center, LLC
Utah Medco, LLC
VH Holdco, Inc.
VH Holdings, Inc.
Virginia Psychiatric Company, Inc.
W & C Hospital, Inc.
Walterboro Community Hospital, Inc.
Wesley Medical Center, LLC
West Florida Regional Medical Center, Inc.
West Valley Medical Center, Inc.
Western Plains Capital, Inc.
WHMC, Inc.
Woman’s Hospital of Texas, Incorporated